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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2008
BANKATLANTIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-940-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note
     On January 12, 2007, BankAtlantic Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K regarding its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with, among others, Stifel Financial Corp. (“Stifel”) and Ryan Beck Holdings, Inc. (“RB Holdings”), a wholly-owned subsidiary of the Company and the parent company of Ryan Beck & Co., Inc. (“Ryan Beck”). On February 28, 2007, RB Holdings was merged with and into a wholly-owned subsidiary of Stifel pursuant to the terms and conditions of the Merger Agreement (the “Merger”). The purpose of this Amendment No. 1 to the Company’s Current Report on Form 8-K is to report the amendment of the Merger Agreement.
Item 1.01 Entry into a Material Definitive Agreement.
     Under the terms and conditions of the Merger Agreement, Stifel is obligated to make certain contingent payments, including a private client contingent payment (the “PCCP”) which is based on the performance of Ryan Beck’s private client division over the two-year period following the closing date of the Merger (the “PCCP Period”).
     On August 14, 2008, the Company and Stifel entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). Under the terms and conditions of the Amendment, Stifel agreed to pre-pay to the Company $9,585,210 of the Company’s pro-rata share of the PCCP and, in consideration therefor, the Company agreed to a $10,000,000 permanent reduction of its pro-rata share of the PCCP that is otherwise anticipated to become due and payable after the end of the PCCP Period. Stifel elected to pre-pay the Company’s pro-rata share of the PCCP using shares of Stifel’s common stock at an agreed upon per share consideration of $41.05 (for an aggregate of 233,500 shares of Stifel’s common stock). In the event that the pro-rata portion of the PCCP to which the Company is actually entitled (as finally calculated in accordance with Section 2.3(d) of the Merger Agreement) is less than $10,000,000, then, promptly following such final calculation, the Company will reimburse Stifel for such shortfall.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d)     Exhibits

Exhibit 10.1	Amendment No. 1, dated as of August 14, 2008, to Agreement and Plan of Merger, dated as of January 8, 2007, by and among Stifel Financial Corp., SF RB Merger Sub, Inc., Ryan Beck Holdings, Inc. and BankAtlantic Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.

Date: August 20, 2008

	By: Name:	/s/ Valerie C. Toalson Valerie C. Toalson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 1, dated as of August 14, 2008, to Agreement and Plan of Merger, dated as of January 8, 2007, by and among Stifel Financial Corp., SF RB Merger Sub, Inc., Ryan Beck Holdings, Inc. and BankAtlantic Bancorp, Inc.